UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is based upon Florham Consulting Corp.’s (“Florham”) historical consolidated financial information incorporated by reference in this Form 8-K and the historical financial statements of Educational Investors, Inc. and its wholly owned subsidiary Valley Anesthesia, Inc. (EII and VAI, respectively), Valley Anesthesia Educational Programs, Inc. (VAEP) and Training Direct, LLC (TD LLC) financial statements included elsewhere herein. The pro forma financial information has been prepared to reflect the proposed Merger as a reverse merger between EII and Florham and the acquisition of TD LLC by EII immediately after the reverse merger. The acquisitions of Florham and TD LLC by EII are being accounted for as purchase accounting transactions. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Merger and factually supportable and reasonably estimable with respect to option expense calculations and contingent earnout fair value calculations. The unaudited pro forma condensed consolidated balance sheets have been prepared as of September 30, 2009 and December 31, 2008 to give effect to the Merger as if it had occurred on those dates. The unaudited pro forma condensed consolidated statements of operations, which have been prepared for the nine months ended September 30, 2009 and for the year ended December 31, 2008, give effect to the Merger as if it had occurred at the beginning of each such period presented. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2008 gives effect to VAI’s purchase on August 20, 2009 of VAEP’s net assets as if it occurred at the beginning of the period and the unaudited pro forma condensed consolidated balance sheet as at December 31, 2008 reflects the purchase of VAEP’s net assets by VAI as if it occurred at that date.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	Sept. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Debits (Credits)
	(Historical)	(Historical)	(Historical)	(Unaudited)		(Unaudited)
	(Audited)	(Unaudited)	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$1,257,360	$7,733	$20,984	C,O	$(220,984)	$1,065,093
Accounts receivable	21,615	161,952	6,400	O	(6,400)	183,567
Inventory and prepaid expenses	3,651	-	850	O	(850)	3,651
Assets of discontinued operations	-	-	-	O	28,234	28,234
Total current assets	1,282,626	169,685	28,234		(200,000)	1,280,545

Fixed assets, net	5,356	128,323	-		-	133,679

Other Assets:
Investment in subsidiary	-	-	-	C,D,M,N	-	-
Intangible assets, net	3,691,954	-	-	D	648,000	4,339,954
Deferred tax asset	57,000	-	-		-	57,000
Goodwill	183,557	-	-	D	270,613	454,170
Other	-	2,358	-		-	2,358
Total other assets	3,932,511	2,358	-		918,613	4,853,482

	$5,220,493	$300,366	$28,234		$718,613	$6,267,706

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Bank loan payable	$-	$4,843	$-		$-	$4,843
Current portion of capital lease	-	15,065	-		-	15,065
Accounts payable	66,939	27,267	-		-	94,206
Accrued expenses	79,633	17,787	4,578	O	4,578	97,420
Income taxes payable	57,000	-	-		-	57,000
Acquisition costs payable	-	-	-	C	(200,000)	200,000
Deferred revenue	930,455	75,816	-		-	1,006,271
Liabilities of discontinued ops.	-	-	-	O	(4,578)	4,578
	1,134,027	140,778	4,578		(200,000)	1,479,383
Long term liabilities, net of current portion:
Note payable	1,712,272	-	-	C	(118,613)	1,830,885
Capital lease obligation	-	28,922	-		-	28,922
Other	79,990	-	-		-	79,990
	1,792,262	28,922	-		(118,613)	1,939,797

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	16,667	-	17	C,M,N	14,719	1,965
Additional paid-in capital	2,461,489	-	95,033	C,D,N	(745,385)	3,301,907
Retained earnings	(163,802)	-	(71,394)	C	200,000	(435,196)
Members' equity	-	130,666	-	D	130,666	-
Note receivable - stockholders	(20,150)	-	-		-	(20,150)
	2,294,204	130,666	23,656		(400,000)	2,848,526

	$5,220,493	$300,366	$28,234		$(718,613)	$6,267,706

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	Dec. 31, 2008	Dec. 31, 2008	Dec. 31, 2008	Debits (Credits)
	(Historical)	(Historical)	(Historical)	(Unaudited)		(Unaudited)
	(Audited)	(Audited)	(Audited)
ASSETS
Current Assets:
Cash and cash equivalents	$266,093	$10,611	$34,853	A,B,C,O	$375,303	$686,860
Accounts receivable	-	96,227	8,525	O	(8,525)	96,227
Inventory and prepaid expenses	11,680	-	-		-	11,680
Assets of discontinued operations	-	-	-	O	43,378	43,378
Total current assets	277,773	106,838	43,378		410,156	838,145

Fixed assets, net	17,451	21,206	-		-	38,657

Other Assets:
Investment in subsidiary	-	-	-	C,D,M,N	-	-
Intangible assets, net	-	-	-	B,D	4,302,658	4,302,658
Goodwill	-	-	-	B,D	454,170	454,170
Other	-	2,358	-		-	2,358
Total other assets	-	2,358	-		4,756,828	4,759,186

	$295,224	$130,402	$43,378		$5,166,984	$5,635,988

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Accounts payable	$9,619	$28,409	$-		$-	$38,028
Accrued expenses	103,386	7,772	6,617	O	6,617	111,158
Acquisition costs payable	-	-	-	B,C,O	(516,733)	516,733
Deferred revenue	704,775	20,447	200	B,O	(215,142)	940,564
Liabilities of discontinued ops.	-	-	-	O	(6,817)	6,817
	817,780	56,628	6,817		(732,075)	1,613,300
Long term liabilities, net of current portion:
Note payable	-	-	-	B,C	(1,821,496)	1,821,496
Other	-	-	-	B	(79,990)	79,990
	-	-	-		(1,901,486)	1,901,486

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	1,000	-	17	A,C,M,N	(948)	1,965
Additional paid-in capital	-	-	91,683	A,C,D,E,N	(2,627,426)	2,719,109
Retained earnings	(523,556)	-	(55,139)	A,B,C,E	1,177	(579,872)
Members' equity	-	73,774	-	D	73,774	-
Note receivable - stockholders	-	-	-	A	20,000	(20,000)
	(522,556)	73,774	36,561		(2,533,423)	2,121,202

	$295,224	$130,402	$43,378		$(5,166,984)	$5,635,988

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	For the Period From January 1, 2009 to August 20, 2009	For the Period From July 20, 2009 (Inception) through September 30, 2009	For the Nine Months Ended September 30, 2009	For the Nine Months Ended September 30, 2009
	(Historical)	(Historical)	(Historical)	(Historical)	Debits (Credits)
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Continuing operations:
Net revenue	$923,903	$333,765	$819,870	$7,550	O	$7,550	$2,077,538
Costs and expenses:
Cost of revenue	196,502	76,104	282,284	-		-	554,890
Selling and admin. expenses	257,301	60,423	477,185	23,839	H,O	107,411	926,159
Acquisition costs	-	316,733	-	-	C	200,000	516,733
Stock based compensation	-	-	-	-	F,G	1,004,613	1,004,613
Depreciation and amortization	6,578	35,068	12,009	-	I	315,796	369,451
	460,381	488,328	771,478	23,839		1,627,820	3,371,846
Income (loss) from operations	463,522	(154,563)	48,392	(16,289)		(1,620,270)	(1,294,308)
Other income (expense):
Interest expense	-	(9,389)	-	-		-	(9,389)
Interest income	3,674	150	-	34	J,O	416	4,274
Gain on sale of assets	3,644,447	-	-	-	K	(3,644,447)	-
	3,648,121	(9,239)	-	34		(3,644,031)	(5,115)
Income (loss) from continuing operations before income taxes	4,111,643	(163,802)	48,392	(16,255)		(5,264,301)	(1,299,423)
Provision for (benefit from) income taxes
Current	-	57,000	-	-	L	28,000	85,000
Deferred	-	(57,000)	-	-	L	(28,000)	(85,000)
	-	-	-	-		-	-
Income (loss) from continuing operations	4,111,643	(163,802)	48,392	(16,255)		(5,264,301)	(1,299,423)
Loss from discontinued operations	-	-	-	-	O	(16,255)	(16,255)
Net income (loss)	$4,111,643	$(163,802)	$48,392	$(16,255)		$(5,280,556)	$(1,315,678)

Net loss per share, basic and diluted:
Loss from continuing operations							$(0.07)
Loss from discontinued operations							(0.00)
Net loss							$(0.07)

Weighted average shares used to compute proforma basic and diluted net loss per share							19,645,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOLIDATED
	(Historical)	(Historical)	(Historical)	Debits (Credits)
	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Continuing operations:
Net revenue	$1,864,573	$833,679	$14,025	O	$14,025	$2,698,252
Costs and expenses:
Cost of revenue	467,280	268,965	250	O	(250)	736,245
Selling and admin. expenses	660,118	545,723	30,671	H,O	179,329	1,415,841
Acquisition costs	-	-	-	B,C	516,733	516,733
Stock based compensation	-	-	-	A,F,G	1,098,678	1,098,678
Depreciation and amortization	10,422	29,241	-	I	467,615	507,278
	1,137,820	843,929	30,921		2,262,105	4,274,775
Income (loss) from operations	726,753	(10,250)	(16,896)		(2,276,130)	(1,576,523)
Other income (expense):
Interest income	5,392	-	640	J,O	160	6,192
	5,392	-	640		160	6,192
Income (loss) from continuing operations before income taxes	732,145	(10,250)	(16,256)		(2,275,970)	(1,570,331)
Provision for (benefit from) income taxes
Current	-	-	-	L	76,000	76,000
Deferred	-	-	-	L	(76,000)	(76,000)
	-	-	-		-	-
Income (loss) from continuing operations	732,145	(10,250)	(16,256)		(2,275,970)	(1,570,331)
Loss from discontinued operations	-	-	-	O	(16,256)	(16,256)
Net income (loss)	$732,145	$(10,250)	$(16,256)		$(2,292,226)	$(1,586,587)

Net loss per share, basic and diluted:
Loss from continuing operations						$(0.08)
Loss from discontinued operations						(0.00)
Net loss						$(0.08)

Weighted average shares used to compute proforma basic and diluted net loss per share						19,645,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Basis of Presentation

On December 31, 2009, Florham, EII and the EII Securityholders deemed all closing conditions to be satisfied and, accordingly, consummated the purchase and sale of the subject interests as outlined in the Merger Agreement and the Purchase Agreement, effectively completing the Reverse Merger and the TD LLC acquisition, all as more fully described elsewhere throughout this filing. The consolidated company will change its name to Educational Investors Corp.

As a result of the Reverse Merger, Florham owns 100% of the capital stock of EII, EII owns 100% of the capital stock of Valley Anesthesia, Inc., which in turn owns certain assets and assumed certain liabilities and operations of Valley, and EII owns 100% of the membership interests of Training Direct. The former stockholders of EII own an aggregate of 6,000,000 shares of Florham common stock after giving effect to the transactions, but before giving effect to dilution resulting from the conversion by the former stockholders of EII of any of their shares of Series A Preferred Stock or exercise of any options to purchase common stock issued to our officers, directors and consultants. See Description of Securities, and elsewhere throughout the document, for further details with respect to post Reverse Merger ownership, potential dilution and other related factors. Subsequent to the reverse merger and TD LLC acquisition, the prior activities of Florham will be discontinued, and, therefore, the pro forma unaudited condensed consolidated financial statements reflect the assets, liabilities and operating activities of Florham as being from discontinued operations.

The consolidated company’s principal executive offices are located in 845 Third Ave., New York, NY, and its principal operating offices continue to be located in Clive, IA and Bridgeport, CT. See “Security Ownership of Certain Beneficial Owners and Management and Principal Stockholders” for a detailed description of the post Reverse Merger management team.

2.	Purchase Price

Prior to the Reverse Merger, Florham was an OTCBB traded public corporation principally deriving its revenues from offering Internet professional services, including the provision of integrated strategic creative and technology services enabling its clients to maximize their respective Internet businesses. The Board of Directors of Florham assessed its operations, and identified the business of the EII Group as a candidate to expand the potential for future profits, cash flows and correspondingly increase stockholder value, and therefore entered into the agreements that effectively allowed for the Reverse Merger consummation.

3.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to the balance sheets of Florham as of September 30, 2009 and December 31, 2008, as the pro forma adjustments relate to the Reverse Merger and the TD LLC acquisition transactions.

A.
To reflect the impact in the pro forma financial statements from the sale of 16,666,667 shares of Educational Investors, Inc. of common stock on August 20, 2009. Simultaneous with the above, EII sold 2,333,334 options to two of its executives, with 50% of the options having an exercise price of $0.25 and the remaining 50% of the options having a $0.45 exercise price. EII took back two $10,000 notes, as issued by the executives as consideration for the option sales, totaling $20,000; the notes bear interest at 4% and mature on August 14, 2014. The fair value of the combined options at the date of sale was determined (using a Black-Scholes option pricing model) to be $28,000, therefore exceeding the total notes received by $8,000: such difference was charged to pro forma operations as stock based compensation. The transaction is more fully described in the audited financial statements of Eductional Investors, Inc. and Subsidiary as at and for the period ended September 30, 2009, as included in Exhibit 99.3 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash received for share issuance	N/A	(1)	$2,450,156
Common stock issued at par value of $0.001 per share	N/A	(1)	16,667
Additional paid-in capital on share issuance	N/A	(1)	2,461,489
Notes issued for the sale of two options	N/A	(1)	20,000
Non-cash stock based compensation charge on options	N/A	(1)	8,000
(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

B.
To reflect the impact in the pro forma financial statements of the acquisition of certain assets and the assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. by Educational Investors, Inc.'s subsidiary, Valley Anesthesia, Inc., arising out of a purchase method of accounting transaction that closed on August 20, 2009. The allocation of the transaction amounts are set forth below:

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition	N/A	(1)	$2,000,000
Fair value of note issued as consideration in acquisition	N/A	(1)	1,702,883
Present value of contingent consideration under future earnout	N/A	(1)	79,990
Deferred revenue performance obligation assumed	N/A	(1)	215,342
Accrued and expensed estimated acquisition-related costs	N/A	(1)	316,733
Identified intangible asssets acquired	N/A	(1)	3,654,658
Value assigned to goodwill acquired in the transaction	N/A	(1)	183,557
Cash acquired in acquisition	N/A	(1)	160,000

(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

C.
To reflect the impact in the pro forma financial statements of the acquisition of 100% of the membership interests of TD LLC by Florham, as such transaction closed on December 31, 2009. The consideration offered in the transaction included cash and Florham common stock, all as more fully described in the subsequent event note in the notes to the financial statements of TD LLC as included as Exhibit 99.2 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition of the membership interest	$200,000	b.	$200,000
Accrued and expensed estimated acquisition-related costs	200,000		200,000
Present value of contingent consideration under future earnout	118,613	c.	118,613
Common stock issued at par value of $0.001 per share	120	a.	120
Additional paid-in capital on share issuance	599,880	a.	599,880
Total investment in TD LLC membership interests (1)	918,613	d.	918,613
(1) Fair market value of Florham shares issued	$600,000	a.	$600,000
Cash disbursed in the acquisition of the membership interest	200,000	b.	200,000
Present value of contingent consideration under future earnout	118,613	c.	118,613
Total investment in TD LLC membership interest	$918,613	d.	$918,613

D.
To reflect the impact in the pro forma financial statements of the TD LLC membership interest acquisition price paid in excess of the cost basis of net-assets received, and the corresponding pro forma recording of identified intangible assets acquired, residual purchase price premium allocated to goodwill and the elimination of the investment account created in pro forma entry C above.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Identified intangible asssets acquired	$648,000		$648,000
Value assigned to goodwill acquired in the transaction	270,613		270,613
Reclassification of retained membership interest's carrying value to additional paid-in capital	130,666	(1)	73,774
Elimination of investment account in pro forma consolidation	918,613		918,613
(1) The membership interest fluctuated with respect to the TD LLC's results of operations during the pro forma periods.

E.
To reflect the impact in the pro forma financial statements of the Valley Anesthesia Educational Programs, Inc. undistributed S corporation earnings as a contribution of capital, shown as an increase to additional paid-in capital and a reduction to retained earnings.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Additional paid-in capital and retained earnings	N/A	$523,556

F.
To reflect the impact in the pro forma financial statements of the compensatory element of fully vested options granted to directors and consultants on December 31, 2009 for all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	746,417	746,417

G.
To reflect the impact in the pro forma financial statements of the compensatory element of the unvested portion of time vesting options granted to management on December 31, 2009 as if those options were granted at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	258,196	344,261

H.
To reflect the net impact in the pro forma financial statements of the revised employment agreements of management as if the revised agreements became effective at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Net increase to management's salaried compensation as a result of revised employment agreements	131,250	210,000

I.	To reflect the impact in the pro forma financial statements of amortization expense resulting from the acquisition of identified intangible assets as detailed in the pro forma entries listed above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Amortization expense	315,796	467,615

J.
To reflect the impact in the pro forma financial statements related to interest income earned on the notes receivable from officers/stockholders taken back on the option sales as discussed in pro forma journal entry A. above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Interest income	450	800

K.
To reflect the impact in the pro forma financial statements related to the reversal of the gain recognized in the Valley Anesthesia Educational Program, Inc. August 20, 2009 asset sale to Valley Anesthesia, Inc. as such amount is included in the Valley Anesthesia Educational Programs, Inc.'s historical amounts for the period ended September 30, 2009, and is not representative of future period results of operations, and is therefore reversed from consolidated pro forma results.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Gain on sale of assets	$3,644,447	N/A	(1)
(1) The information described above was not reflected in the December 31, 2008 historical column of the pro forma financial statements and therefore no pro forma reversal adjustment is required for pro forma periods prior to August 20, 2009. The gain recognized on the August 20, 2009 asset sale/purchase between Valley Anesthesia, Inc. and Valley Anesthesia Educational Programs, Inc. is included in the historical columns for the September 30, 2009 period of Valley Anesthesia Educational Programs, Inc. in the attached pro forma statements. The gain on the sale/purchase event is reversed from the September 30, 2009 period's historical column accordingly.

L.
To reflect the impact in the pro forma financial statements related to current and deferred income tax expense related to pro forma results of operations as if the transactions occured at the beginning of the representative periods.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Deferred tax benefit	28,000	76,000
Current tax expense (reduction to current tax expense)	(28,000)	(76,000)

M.	To reflect the impact in the pro forma financial statements related to the issuance of the Florham shares to EII shareholders, all as more fully described elswhere in this filing.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Investment in subsidiary and capital stock issued	1,828	1,828

N.	To reflect the impact in the pro forma financial statements related to the elimination of investment in subsidiary.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Investment in subsidiary	16,667	17,667
Capital stock	1,828	1,828
Additional paid-in capital	14,839	15,839

O.
To reflect the impact in the pro forma financial statements related to Florham's discontinuance of its pre-merger activities and business, and to reflect such assets, liabilities and operating activity as discontinued operations.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Cash and cash equivalents	20,984	34,853
Accounts receivable	6,400	8,525
Inventory and prepaid expenses	850	-
Accrued expenses	4,578	6,617
Deferred revenue	-	200
Net revenue	7,550	14,025
Cost of revenue	-	250
Selling and administrative expenses	23,839	30,671
Interest income	34	640